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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)   May 21, 2001
                                                         --------------




                         McNAUGHTON APPAREL GROUP INC.
             (Exact name of registrant as specified in its charter)





           Delaware                      0-23440            13-3747173
-----------------------------------  ----------------   ------------------
   (State or other jurisdiction     (Commission File    (I.R.S. Employer
of incorporation or organization)      Number)          Identification No.)




                         463 Seventh Avenue
                         New York, N.Y.                                 10018
                         ----------------------------                ----------
                        (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (212) 947-2960
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Item 5. Other Events

See attached press releases filed herewith as Exhibits 99(a) and 99(b).


Item 7.  Exhibits

Exhibit Index
-------------

99(a)  Press release dated May 21, 2001.

99(b)  Press release dated May 22, 2001.

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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                McNAUGHTON APAREL GROUP INC.
                                ----------------------------
                                          (Registrant)


Date:  May 22, 2001             By:  /s/ Peter Boneparth
                                     ------------------------------------------
                                     Peter Boneparth
                                     Chief Executive Officer and Chief Operating
                                     Officer
                                     (Principal Executive and Operating Officer)

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